American Century Government Income Trust Prospectus Supplement Capital Preservation Fund
Supplement dated April 30, 2009 ¡ Prospectus dated August 1, 2008

Effective May 1, 2009, the information contained in the supplement dated December 8, 2008, is deleted.

American Century Investment Services, Inc., Distributor
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